UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2025

_______________________________

Itron, Inc.

(Exact name of registrant as specified in its charter)

_______________________________

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2111 N. Molter Road

Liberty Lake, Washington 99019

(Address of Principal Executive Offices) (Zip Code)

(509) 924-9900

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ITRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 11, 2025, the Board of Directors (the Board) of Itron, Inc. (the Company) appointed Sheri Savage as a new director of the Board, effective immediately. Ms. Savage has been appointed to the Audit/Finance Committee of the Board.

Since July 2016, Ms. Savage, age 54, serves as the Senior Vice President, Finance and Chief Financial Officer at Ultra Clean Holding, Inc. (Ultra Clean), a Nasdaq listed company. From 2009 to July 2016, she held various roles of increasing responsibility at Ultra Clean. She served as Director, Internal Audit from 2006 until 2008 and Vice President, Finance from 2008 until 2009 at Credence Systems Corporation.

Ms. Savage is expected to participate in the Company's standard non-employee director compensation arrangements, as described in the Company's proxy statement for the 2025 annual meeting of shareholders.

There are no arrangements or understandings between Ms. Savage and any other person pursuant to which she was appointed as a director. Further, she is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K. There is no material plan, contract, or other arrangement to which Ms. Savage is a party other than as described above.

Item 7.01. Regulation FD Disclosure.

On August 14, 2025, the Company announced the appointment of Sheri Savage to the Company’s Board. A copy of the press release announcing her appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release Dated August 14, 2025.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Itron, Inc.

Date: August 14, 2025	By:	/s/ Christopher E. Ware
Christopher E. Ware
Senior Vice President, General Counsel and Corporate Secretary